UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 3, 2006
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2006, Millennium Cell Inc. (the “Company”) issued a press release to report, among other things, the Company’s financial results for the first quarter of 2006. The full text of the press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth in any such filings.

Item 8.01 Other Events.

On May 3, 2006, Protonex Technology Corporation (“Protonex”) announced that it delivered to the US Air Force the final prototype system of a 30-watt power source for field testing, resulting in the achievement of the first milestone under the Company’s joint development agreement with The Dow Chemical Company (“Dow”).

As a result of the achievement of the first milestone, Dow has the right to purchase shares of the Company’s Series B Convertible Preferred Stock (“Series B Preferred Stock”) that are convertible into shares of the Company’s Common Stock valued at $1,250,000 (based on the per share formula pricing method set forth in the joint development agreement). If Dow elects to purchase such shares of Series B Preferred Stock, Dow will also receive (i) warrants (“Warrants”) to purchase shares of Common Stock equal to 25% of the shares underlying the Series B Preferred Stock so purchased, plus (ii) shares of the Company’s Series A2 Convertible Preferred Stock (“Series A2 Preferred Stock”) that are convertible into a number of shares of Common Stock equal to the difference obtained by subtracting (x) the number of shares of Common Stock underlying the Series B Preferred Stock and the Warrants from (y) the greater of (1) 4% of the Company’s fully diluted Common Stock and (2) the number of shares of Common Stock that could be purchased for $1,250,000 (based on the per share formula pricing method referenced above).

Dow is not obligated to purchase any shares of Series B Preferred Stock as a result of the achievement of the first milestone and, in the event that Dow does not purchase such shares, the Company would only be required to issue to Dow shares of Series A2 Preferred Stock that are convertible into a number of shares of Common Stock equal to the greater of (i) shares of Common Stock valued at $625,000 (based on the per share formula pricing method referenced above) and (ii) 2% of the Company’s fully diluted Common Stock. Dow’s decision of whether to purchase the shares of Series B Preferred Stock is required within 30 days of the date of the achievement of the first milestone.

A more complete description of the joint development agreement (and the related transaction agreements) are included in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on each of February 28, 2005 and April 26, 2005 (second filing). The entire text of the joint development agreement is attached as an exhibit to the Current Report on Form 8-K filed on April 26, 2005.

The information disclosed under this Item 8.01 is hereby “filed” with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release issued by Millennium Cell Inc. on May 3, 2006 entitled “Millennium Cell Reports First Quarter Results.”

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth in any such filings.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Registrant’s current views about future events and financial performance and are subject to risks. Forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “plan,” “anticipate,” “on target” and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the Registrant’s expectations, and the Registrant expressly does not undertake any duty to update forward-looking statements. These factors include, but are not limited to, the following: (i) the cost and timing of development and market acceptance of the Registrant’s hydrogen fuel storage and delivery system; (ii) the cost and commercial availability of the quantities of raw materials required by the hydrogen fuel storage and delivery systems; (iii) competition from current, improving and alternative power technologies; (iv) the Registrant’s ability to raise capital at the times, in the amounts and at the costs and terms that are acceptable to fund the development and commercialization of its hydrogen fuel storage and delivery system and its business plan; (v) the Registrant’s ability to protect its intellectual property; (vi) the Registrant’s ability to achieve budgeted revenue and expense amounts; (vii) the Registrant’s ability to generate revenues from the sale or license of, or provision of services related to, its technology; (viii) the Registrant’s ability to form strategic alliances or partnerships to help promote its technology and achieve market acceptance; (ix) the Registrant’s ability to generate design, engineering or management services revenue opportunities in the hydrogen generation or fuel cell markets; (x) the Registrant’s ability to secure government funding of its research and development and technology demonstration projects; and (xi) other factors discussed under the caption “Risk Factors” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005.

                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Millennium Cell Inc.

                                        By: /s/ John D. Giolli
                                        Name: John D. Giolli, CPA
                                        Title: Chief Financial Officer

Date: May 3, 2006